UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2026

ScanTech AI Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42463	93-3502562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Enterprise Drive Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

+1 (470) 655-0886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 4, 2026, ScanTech AI Systems Inc. (the “Company”) received a deficiency letter (the “MVPHS Notice”) from Nasdaq Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based upon Nasdaq’s review of the Company’s market value of publicly held shares (“MVPHS”) for previous 30 consecutive business days ended February 3, 2026, the Company is not in compliance with Nasdaq Listing Rule 5450(b)(2)(C) to maintain a MVPHS of at least $15 million (the “MVPHS Requirement”).

In accordance with Nasdaq rules, the Company was provided 180 calendar days (or until August 3, 2026) to regain compliance with the MVPHS Requirement. To regain compliance, the minimum MVPHS must close at $15 million or more for a minimum of 10 consecutive business days.

On February 6, 2026, the Company received a delisting letter (the “Delisting Letter”) notifying the Company of the Nasdaq Hearing Panel’s (the “Panel”) determination to deny the Company’s request to continue its listing on the Nasdaq Global Market. The Panel determined the Company to be in violation of Listing Rules 5250(c)(1) and 5450(b)(2)(A), the Periodic Filing Rule, and the MVLS Rule, respectively.

As previously disclosed, the decision was based on the hearing of the Panel held on January 22, 2026. Trading in the Company’s securities will be suspended at the open of trading on February 10, 2026 (the “Delisting”).

The Company has 15 days to submit a written request for the Nasdaq Listing and Hearing Review Council (the “Listing Council”) to review the Delisting. The Company is currently exploring options to appeal the decision. The Listing Council may also determine to review any Panel decision within 45 calendar days after issuance of its written decision. If the Listing Council determines to review the Delisting, it may affirm, modify, reverse, dismiss or remand the decision of the Panel.

The Company intends to submit an application to trade on the OTCQB Venture Market (the “OTCQB”), though no assurance can be provided that the Company will satisfy the criteria for trading on the OTCQB or that OTC Markets Group, Inc. will approve the Company’s application to trade on the OTCQB.

Item 7.01	Regulation FD Disclosure.

On February 9, 2026, the Company issued a press release announcing the receipt of the Nasdaq delisting determination, the anticipated suspension of trading of the Company’s common stock on The Nasdaq Global Market, the Company’s right to appeal such determination, and the Company’s intention to apply for quotation on the OTCQB Venture Market. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”), including, without limitation, statements regarding the Company’s expectations, plans, intentions, strategies, prospects or beliefs with respect to the Nasdaq delisting process, any appeal to the Nasdaq Listing and Hearing Review Council, the timing and outcome of any such appeal, the suspension of trading of the Company’s securities on The Nasdaq Global Market, the Company’s ability to satisfy the requirements for quotation on the OTCQB Venture Market or any other trading market, and the Company’s future operations, liquidity and capital resources following any delisting. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Additionally, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on the current expectations and beliefs made by the management of the Company, in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effect on the Company, as well as other factors they believe are appropriate under the circumstances. There can be no assurance that future developments affecting the Company will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties and assumptions, many of which are beyond the Company’s control, that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the risk that the Company is unable to successfully appeal the Nasdaq delisting determination, the suspension or termination of trading of the Company’s securities on Nasdaq, the Company’s inability to obtain approval for quotation on the OTCQB or any other trading market, reduced liquidity and trading volume of the Company’s securities following any delisting, volatility in the market price of the Company’s common stock, and the Company’s ability to continue as a going concern. Should one or more of these risks of uncertainties materialize, or should any of the assumptions of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the filings of the Company (and its predecessor, Mars Acquisition Corp.) with the U.S. Securities and Exchange Commission (the “SEC”), and in the current and periodic reports filed or furnished by the Company (and its predecessor, Mars Acquisition Corp.) from time to time with the SEC. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on the information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may otherwise be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2026	SCANTECH AI SYSTEMS INC.

	By:	/s/ Dolan Falconer
	Name:	Dolan Falconer
	Title:	Chief Executive Officer